DATED:  JANUARY 21, 2000





                          BROCKER TECHNOLOGY GROUP LTD.


                                     - and -


                        MONTREAL TRUST COMPANY OF CANADA



                        --------------------------------

                            SPECIAL WARRANT INDENTURE

                        --------------------------------





                           PROVIDING FOR THE ISSUE OF
                                  COMMON SHARES





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THIS SPECIAL WARRANT INDENTURE made as of the 21st day of January, 2000


BETWEEN:


               BROCKER TECHNOLOGY GROUP LTD., a corporation incorporated under the laws of the Province of Alberta,

               (hereinafter called the "Corporation"),


                                                               OF THE FIRST PART


                                     - and -


               THE MONTREAL TRUST COMPANY OF CANADA, a trust company duly authorized to carry on business in the Province of Alberta and all Provinces of Canada,

               (hereinafter called the "Trustee"),

                                                              OF THE SECOND PART


          WHEREAS the Corporation proposes to issue and sell on the date of Closing hereof 1,800,000 Special Warrants, and proposes that each Special Warrant shall be exchangeable for one Common Share, subject to adjustment as set out below;


          AND WHEREAS for such purpose the Corporation deems it necessary to create and issue Special Warrants constituted and issued in the manner hereinafter appearing;


          AND WHEREAS the Corporation is duly authorized to create and issue Special Warrants to be issued as herein provided, and to allot and issue the Common Shares into which the Special Warrants are exchangeable;


          AND WHEREAS all things necessary have been done and performed to make the Special Warrants, when certified by the Trustee and issued as in this Indenture provided, legal, valid and binding upon the Corporation with the benefits and subject to the terms of this Indenture;


          NOW THEREFORE THIS INDENTURE WITNESSETH that for good and valuable consideration mutually given and received, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed and declared as follows:


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                                        3


ARTICLE I.
INTERPRETATION

1.01      Definitions

          In this Indenture, unless there is something in the subject matter or context inconsistent therewith:

          (a)  "Agency   Agreement"  means  the  Agency  Agreement  between  the
               Corporation and Thomson Kernaghan & Co. Limited dated the date hereof; and may be amended from time to time;

          (b) "Business Day" means, in respect of any city, a day which is not a Saturday or Sunday or legal holiday in such city;

          (c)  "Closing"   shall  mean  the  time  on  which  all   transactions
               contemplated herein and in the Agency Agreement are consummated;

          (d) "Common Shares" means Common Shares in the capital of the Corporation as such shares exist at the close of business on the date of execution and delivery of this Indenture; provided that in the event of any adjustment of subscription rights pursuant to
               Section 4.06, "Common Shares" shall thereafter mean the shares or other securities or property resulting from such adjustment;

          (e) "Corporation's Auditors" means a firm of chartered accountants duly appointed as auditors of the Corporation;

          (f) "Counsel" means a barrister and solicitor (who may be counsel for the Corporation) acceptable to the Trustee;

          (g) "Director" means a director of the Corporation for the time being, and reference without more to action by the directors means action by the directors of the Corporation as a board or, whenever duly empowered, action by an executive committee of the board;

          (h) "Dividends paid in the ordinary course" means dividends, whether in cash or in shares of the capital stock of the Corporation, paid in any fiscal year of the Corporation to the extent that the aggregate of such cash and the paid-up capital of such shares does not in such fiscal year exceed the greatest of:

               (i) 150% of the aggregate amount of dividends paid by the Corporation on the Common Shares in the period of 12 consecutive months ended immediately prior to the first day of such fiscal year;

               (ii) 80% of the aggregate amount of dividends paid by the Corporation on the Common Shares in the period of 36 consecutive months ended immediately prior to the first day of such fiscal year; and

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                                        4


               (iii) 100% of the consolidated net earnings of the Corporation, before extraordinary items, for the period of 12 consecutive months ended immediately prior to the first day of such fiscal year (such consolidated net earnings to be as shown in the audited financial statements of the Corporation for such period of 12 consecutive months or, if there are no audited financial statements in respect of such period, computed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the most recent audited consolidated financial statements of the Corporation);

               and for such purpose the amount of any dividend paid in shares shall be the aggregate paid-up capital of such shares;

          (i) "Exercise Date" with respect to any Special Warrant means the date on which such Warrant is surrendered in accordance with the provisions of Article IV;

          (j)  "Issue Date" has the meaning ascribed thereto in Section 2.02;


          (k) "Person" means an individual, a corporation, a partnership, a trustee or any unincorporated organization;

          (l) "Qualification Date" means the date a receipt is issued for the filing of a prospectus that qualifies the distribution of the Common Shares issuable upon the exercise of the Special Warrants;

          (m) "Qualifying Jurisdiction" means all jurisdictions in which the Special Warrants may be lawfully effected and sold in compliance with all applicable securities laws and in such a manner so as not to require registration thereof or filing of a prospectus or offering memorandum with respect thereto under such laws;

          (n)  "Shareholder"  means a holder  of  record  of one or more  Common
               Shares;

          (o) "Special Warrant Indenture", "this Trust Indenture", "this Indenture", "herein", "hereby" and similar expressions mean or refer to this Indenture and any Indenture, deed or instrument supplemental or ancillary hereto; and the expressions "Article", "Section" and "Subsection" followed by a number mean and refer to the specified article, section or subsection of this Indenture;

          (p) "Special Warrants" means the Special Warrants exchangeable into Common Shares evidenced by a certificate or certificates, issued and certified hereunder and for the time being outstanding;

          (q) "Time of Expiry" means 4:00 p.m. (Edmonton time) on the day which is the earlier of: (i) five (5) days after the Qualification Date, or (ii) one year from the date hereof;

          (r) "Warrantholders" or "Holders" means the registered holders of the Special Warrants for the time being;


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                                      -5-


          (s) "Warrantholders' Request" means an instrument signed in one or more counterparts by Warrantholders entitled, at any one particular time to acquire in the aggregate not less than 25% of the aggregate number of Common Shares which could be purchased pursuant to all Special Warrants, requesting the Trustee to take some action or proceeding acquired therein;

          (t) "Written order of the Corporation", "written request of the Corporation", "written consent of the Corporation" and "Certificate of the Corporation" mean, respectively, a written order, request, consent and certificate signed in the name of the Corporation by its chairman, vice-chairman of the board or president or an executive vice-president or a director and, in addition, by its secretary or treasurer or assistant secretary or a director and may consist of one or more instruments so executed;

words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.02      Interpretation not Affected by Headings, etc.

          The division in this Indenture into Articles and Sections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

1.03      Currency

          Except as otherwise noted, all dollar amounts herein are expressed in Canadian dollars.

1.04      Applicable Law

          This Indenture and the Warrants shall be construed in accordance with the laws of the Province of Alberta and shall be treated in all respects as Alberta contracts.

1.05      Non-Business Days

          In the event that any action hereunder is required to permitted to occur on any day that is not a Business Day, it shall occur or caused to be occurred on the next Business Day thereafter.

1.06      Conflicts

          In the event there is any conflict between this Indenture and the form of Special Warrant certificate, the provisions herein shall govern and prevail.


ARTICLE II
ISSUE OF SPECIAL WARRANTS

2.01      Issue of Special Warrants

          Special Warrants, in definitive form, entitling the registered holders thereof to acquire an aggregate of 1,800,000 Common Shares (subject to adjustment, as herein provided) are hereby authorized.


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                                      -6-


2.02      Issue Date

          (a) The Issue Date shall be a date to be determined by the Corporation, which date shall not be later than January 21, 2000. The Corporation shall determine, and shall execute and deliver to the Trustee a written notice of, the Issue Date prior to the date which has been determined to be the Issue Date.

          (b)  Upon the Issue Date, the Special  Warrants  authorized in Section
               2.01 shall be created and shall be executed by the Corporation, certified by or on behalf of the Trustee, and shall be delivered by the Corporation to the Trustee to be held by the Trustee pending compliance by it with the provisions of Section 5.05.

2.03      Form and Terms of Warrants

          (a) Each Special Warrant authorized to be issued hereunder shall entitle the holder thereof to acquire one Common Share at any time from the issue thereof until the Time of Expiry.

          (b) The number of Common Shares which may be acquired pursuant to the Special Warrants may be adjusted in the events and in the manner specified in Article IV.

          (c) The Special Warrants Certificate (including the exercise form) shall be substantially in the form set out in Schedule 2.03(c), shall be dated as of the Issue Date, shall bear such distinguishing letters and numbers as the Corporation shall with the approval of the Trustee prescribe, and shall be issuable in any denomination, excluding fractions.

2.04      Issue in Substitution for Lost Warrants

          (a) In case any of the Special Warrants shall become mutilated or be lost, destroyed or stolen, the Corporation, subject to applicable law, shall issue and thereupon the Trustee shall certify and deliver a new Special Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen in exchange for and in place of and upon cancellation of such mutilated Special Warrant or in lieu of and in substitution for such lost, destroyed or stolen Special Warrant and the substituted Special Warrant shall be in a form approved by the Trustee and shall be entitled to the benefit hereof and rank equally in accordance with its terms with all other Special Warrants issued or to be issued hereunder.

          (b) The applicant for the issue of a new Special Warrant pursuant to this Section shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation and to the Trustee such evidence of ownership and of the loss, destruction or theft of the Special Warrant so lost, destroyed or stolen as shall be satisfactory to the Corporation and to the Trustee in their discretion and such applicant may also be required to furnish an indemnity in amount and form satisfactory to them in their discretion, and shall pay the reasonable charges of the Corporation and the Trustee in connection therewith.


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                                      -7-


2.05      Warrantholder not a Shareholder

          The holding of a Special Warrant shall not constitute the holder thereof a holder of Common Shares nor entitle him to any right or interest in respect thereof except as herein and in the Special Warrant expressly provided.

2.06      Special Warrants to Rank Pari Passu

          All Special Warrants shall rank pari passu, whatever may be the actual date of issue of the same.

2.07      Signing of Special Warrants

          The Special Warrants shall be signed by one of the chairman or vice-chairman of the board or the president or an executive vice-president or a vice-president or the secretary, treasurer, assistant secretary or assistant treasurer of the Corporation. The signature of such officer may be mechanically reproduced in facsimile and Special Warrants bearing such facsimile signature shall be binding upon the Corporation as if they had been manually signed by such officer. Notwithstanding that any of the persons whose manual or facsimile signature appears on any Special Warrant as one of such officers may no longer hold office at the date of such Special Warrant or at the date of certification or at the delivery thereof, any Special Warrant signed as aforesaid shall be valid and binding upon the Corporation.

2.08      Certification by the Trustee

          (a) No Special Warrant shall be issued or, if issued, shall be valid or entitle the holder to the benefit thereof until it has been certified by or on behalf of the Trustee substantially in the form of the certificate set out in Schedule 2.03(c) or in some other form approved by the Trustee and such certification by the Trustee upon any Special Warrant shall be conclusive evidence as against the Corporation that the Special Warrant so certified has been duly issued hereunder and that the holder is entitled to the benefit thereof.

          (b) The certification of the Trustee on Special Warrants issued hereunder shall not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or of the Special Warrants (except the due certification thereof) and the Trustee shall in no respect be liable or answerable for the use made of the Special Warrants or any of them or of the consideration therefor.


ARTICLE III
EXCHANGE AND OWNERSHIP OF SPECIAL WARRANTS; NOTICE TO WARRANTHOLDERS

3.01      Exchange of Special Warrants

          (a) Special Warrants to purchase any specified number of Common Shares may, upon compliance with the reasonable requirements of the Trustee, be exchanged for Special Warrants in other denominations entitling the holder thereof to purchase an equal aggregate number of Common Shares.


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                                      -8-


          (b) Special Warrants may be exchanged only at the principal offices of the Trustee in the City of Calgary, or at any other place that is designated by the Corporation with the approval of the Trustee. Any Special Warrants tendered for exchange shall be surrendered to the Trustee and cancelled.

3.02      Charges for Exchange

          Except as otherwise herein provided, the Trustee shall, if required by the Corporation, charge a reasonable sum for each new Special Warrant issued in exchange for any Special Warrant, and payment of such charges and reimbursement of the Trustee or the Corporation for any stamp taxes or governmental or other charges required to be paid shall be made by the party requesting such exchange, as a condition precedent thereto.

3.03      Non-Transferability of Special Warrants

          (a) Except as provided for in subsection 3.03(b) of this indenture, the Special Warrants shall be non-transferrable without the written approval of the Corporation, which may be arbitrarily withheld.

          (b) In the event of the bankruptcy or death of a Warrantholder, the Trustee, upon receipt of written proof thereof, may transmit the Warrantholder's Special Warrants by operation of law to the Trustee in bankruptcy, personal representative or surviving joint tenant as the case may be.

3.04      Ownership and Transfer of Special Warrants

          The Corporation and the Trustee may deem and treat the registered owner of any Special Warrant as the absolute holder and owner of such Warrant for all purposes, and the Corporation and the Trustee shall not be affected by any notice or knowledge to the contrary. The registered owner of any Special Warrant shall be entitled to the rights evidenced by such Special Warrants free from all equities or rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may act accordingly and the receipt of any such registered owner of such Special Warrant for the Common Shares purchasable pursuant thereto shall be a good discharge to the Corporation and the Trustee for the same and neither the Corporation nor the Trustee shall be bound to inquire into the title of any such registered owner.

3.05      Notice to Warrantholders

          Unless herein otherwise expressly provided, any notice to be given hereunder to Warrantholders shall be deemed to be validly given if such notice is delivered personally or sent by prepaid ordinary or airmail to each Warrantholder at their recorded address, or if sent to each Warrantholder at their recorded address by any means of prepaid, transmitted or recorded communication. A Notice so delivered shall be deemed to have been given when it is delivered personally or to the recorded address as aforesaid; a notice so mailed shall be deemed to have been given when deposited in a Post Office or public letter box; and a notice so sent by any means of transmitted or recorded communication shall be deemed to have been given when dispatched or delivered to the appropriate communication company or agency or its representative for dispatch.


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                                      -9-


ARTICLE IV
EXERCISE OF SPECIAL WARRANTS

4.01      Method of Exercise of Warrants

          (a) The holder of any Special Warrant may exercise the right thereby conferred on him to acquire Common Shares by surrendering to the Trustee at its principal offices in the City of Calgary or at any other place or places that may be designated by the Corporation with the approval of the Trustee: such Special Warrant, duly completed and executed in the form set out in Schedule 2.03(c).

               Subject to Section to 4.04, a Special Warrant exercised pursuant to the foregoing paragraph of this Subsection 4.01(a) shall be deemed to be surrendered upon personal delivery thereof to or, if sent by mail or other means of transmission, upon receipt thereof by, the Trustee.

          (b) Any exercise referred to in Subsection 4.01(a) shall be signed by the Warrantholder and shall specify the number of Common Shares which the holder desires be issued (being not more than those which he is entitled to acquire pursuant to the Special Warrant surrendered), the person or persons in whose name or names such Common Shares are to be issued, his or their address or addresses and the number of Common Shares to be issued to each such person if more than one is so specified. If any of the Common Shares subscribed for are to be issued to a person or persons other than the Warrantholder, the Warrantholder shall pay to the Trustee all requisite transfer taxes and the reasonable expenses of the Trustee.

4.02      Effect of Exercise of Special Warrants

          (a) Upon exercise by the Holder of any Special Warrant in accordance with Section 4.01, or deemed exercise of any Special Warrant in accordance with Section 4.04 the Common Shares issuable thereunder shall be deemed to have been issued and the person or persons to whom such Common Shares are to be issued shall be deemed to have become the holder or holders of record of such Common Shares on the Exercise Date unless the transfer books of the Corporation shall be closed on such date, in which case the Common Shares so issuable for shall be deemed to have been issued and such person or persons shall be deemed to have become the holder or holders of record of such Common Shares on the date on which such transfer books were reopened and such Common Shares will be issued on the Exercise Date.

          (b) When the transfer books of the Corporation have been open for five business days after the due exercise of a Special Warrant as aforesaid, the Corporation shall forthwith cause to be mailed to the person or persons in whose name or names the Common Shares so subscribed for are to be issued as specified in the subscription endorsed on such Special Warrant at his or their respective addresses specified in such subscription or, if so specified in such subscription, cause to be delivered to such person or persons at the office where such Special Warrant was surrendered, a certificate or certificates for the appropriate number of Common Shares not exceeding those which the Warrantholder is entitled to purchase pursuant to the Special Warrant surrendered.


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                                      -10-


4.03      Subscription for Less than Entitlement

          (a) The Holder of any Special Warrant may exercise their Special Warrant with respect to a number of Common Shares less than the number which he is entitled to purchase pursuant to the surrendered Special Warrant. In the event of any exercise for a number of Common Shares less than the number which may be issued pursuant to a Special Warrant, the Holder thereof upon exercise thereof shall in addition be entitled to receive a new Special Warrant Certificate in respect of the balance of the unexercised Special Warrants.

          (b) Notwithstanding anything herein contained, including any adjustment provided for in Sections 4.06 and 4.07 the Corporation shall not be required, upon the exercise of any Special Warrants, to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of fractional Common Shares, the Corporation shall pay to the Holder who would otherwise be entitled to receive fractional Common Shares upon an exercise of Special Warrants, within ten Business Days after the date upon which the fractional Common Shares would otherwise have been deemed to have been issued pursuant to Sections 4.06 and 4.07, an amount in lawful money of Canada equal to the Current Market Price of the Common Shares on the such date multiplied by an amount equal to the fractional interest of Common Shares such Holder would otherwise be entitled to receive upon such exercise, provided that the Corporation shall not be required to make any payment, calculated as aforesaid, that is less than $5.00.

4.04      Expiration of Warrants

          (a) Immediately prior to the Time of Expiry, the rights of all Holders of Special Warrants to acquire Common Shares shall be deemed to be exercised by the Holder without any further action by the Holder, and the Common Shares issuable thereby shall be deemed to be issued to the Special Warrantholders at such time.

          (b) Upon deemed exercise of the Special Warrants, the Corporation shall cause to be mailed to the Warrantholders to the address on the registers of the Trustee, a certificate or certificates for the appropriate number of Common Shares registered in the same manner as the applicable Special Warrant.

4.05      Cancellation of Surrendered Warrants

          All Special Warrants surrendered to the Trustee pursuant to Section 2.04, 3.01 or 4.01 shall be cancelled and destroyed by the Trustee and, if required by the Corporation, the Trustee shall furnish the Corporation with a destruction certificate identifying the Special Warrants so destroyed and the number of Common Shares which could have been purchased pursuant to each.

4.06      Adjustment of Subscription Rights Pursuant to Special Warrants

          (a) In case of any reclassification of the Common Shares at any time outstanding or change of the Common Shares into other shares, or in case of the consolidation, amalgamation or merger of the
               Corporation with or into any other corporation (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other shares), or in case of any transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation, at any time prior to the Time of Expiry, the holder of any Special Warrant who thereafter shall exercise his right to acquire Common Shares thereunder shall be entitled to receive, and shall accept, in lieu of the number of Common Shares to which he was theretofore entitled upon such exercise, the kind and amount of shares and other securities or property which such holder would have been entitled to receive as a result of such reclassification, change, consolidation, amalgamation, merger or transfer if, on the effective date thereof, he had been the registered holder of the number of Common Shares to which he was theretofore entitled upon exercise. If necessary, appropriate adjustments shall be made in the application of the provisions set forth in this Article IV with respect to the rights and interests thereafter of the holders of Special Warrants to the end that the provisions set forth in this Article IV thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares or other securities or property thereafter deliverable upon the exercise of any Special Warrant. Any such adjustments shall be made by and set forth in an indenture supplemental hereto approved by the directors and by the Trustee and shall for all purposes be conclusively deemed to be an appropriate adjustment. The subdivision or consolidation of the Common Shares at any time outstanding into a greater or lesser number of Common Shares shall be deemed not to be a reclassification of the capital of the Corporation for the purpose of this Subsection.

          (b) If and whenever prior to the Time of Expiry the Common Shares shall be subdivided into a greater or consolidated into a lesser number of shares, or the Corporation shall issue Common Shares or other participating shares as a stock dividend, any Warrantholder who has not exercised his right of subscription on or prior to the record date or effective date, as the case may be, of such subdivision, consolidation or stock dividend, upon the exercise of such right thereafter, shall be entitled to receive and shall accept in lieu of the number of Common Shares which would otherwise then have been subscribed for by him, the aggregate number of Common Shares or other participating shares, or both, that such holder would have been entitled to receive as a result of such subdivision, consolidation or stock dividend if, on such record date or effective date, he had been the registered holder of the number of Common Shares so subscribed for.

          (c) In any case in which this Section shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the holder of any Special Warrant exercised after such record date and before the occurrence of such event the additional Common Shares issuable upon such exercise by reason of the adjustment required by such event; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional Common Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Common Shares declared in favour of holders of record of Common Shares on and after the Exercise Date or such later date as such holder would, but for the provisions of this Subsection, have become the holder of record of such additional Common Shares pursuant to
               Section 4.02;

          (d) The adjustments provided for in this Section are cumulative, and shall apply (without duplication) to successive subdivisions, consolidations, distributions, issuances or other events resulting in any adjustment under the provisions of this Section, provided that, notwithstanding any other provision of this Section, no adjustment shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Common Shares issuable upon the exercise of the Special Warrants (provided however, that any adjustments which by reason of this Subsection are not required to be made shall be carried forward and taken into account in any subsequent adjustment).

          (e) In the event of any question arising with respect to the adjustments provided in this Section such question shall be conclusively determined by a firm of chartered accountants appointed by the Corporation and acceptable to the Trustee (who may be the Corporation's auditors); such accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation, the Trustee and the Warrantholders.

4.07      Adjustment if no Qualification Date

          In the event that the Qualification Date has not occurred by 4:00 p.m. on the day that is 120 days after the Issue Date then the number of Common Shares (or other securities or property) a Warrantholder is entitled to receive upon the exercise of any Special Warrant shall be adjusted to be equal to the number that the Warrantholder would otherwise be entitled to receive multiplied by 110%.

4.08      Proceedings Prior to any Action Requiring Adjustment

          As a condition precedent to the taking of any action which would require an adjustment in any of the subscription rights pursuant to any of the Special Warrants, the Corporation shall take any action which may, in the opinion of counsel, be necessary in order that the Corporation may validly and legally issue as fully paid and non-assessable all the Common Shares which the holders of such Special Warrants are entitled to receive on the full exercise thereof in accordance with the provisions hereof.

4.09      Notice of Adjustment of Subscription Rights

          Immediately after the occurrence of any event which requires an adjustment in any of the subscription rights pursuant to any of the Special Warrants, the Corporation shall forthwith:

          (a) file with the Trustee a certificate of the Corporation specifying the particulars of such event and the required adjustment and the computation of such adjustment; and

          (b) give notice to the Warrantholders of the particulars of such event and the required adjustment in accordance with Subsection 5.04(a) and in the manner provided in Section 3.05.

4.10      Title to Special Warrants Surrendered

          The Corporation and the Trustee shall not be bound to make any inquiries relative to the title or lack thereof of the Special Warrants surrendered by any person pursuant to the right of subscription herein contained. Neither the Corporation nor the Trustee shall be liable in any manner whatsoever to any person on account of any defect or lack of title to the Special Warrants surrendered by any person aforesaid.


ARTICLE V
COVENANTS

5.01      General Covenants

          The Corporation covenants with the Trustee that so long as any Special Warrants remain outstanding:

          (a) it will at all times maintain its existence; will carry on and conduct its business in a proper, efficient and businesslike manner and in accordance with good business practice; will keep or cause to be kept proper books of account in accordance with generally accepted accounting practice; and will, if and whenever required in writing by the Trustee, file with the Trustee copies of all annual statements of the Corporation furnished to its shareholders after the date hereof;

          (b) it will reserve out of its authorized but unissued Common Shares until the Time of Expiry a sufficient number thereof to provide the full exercise of the Special Warrants as contemplated herein;

          (c) it will cause the Common Shares from time to time subscribed for pursuant to the exercise of the Special Warrants in the manner herein provided and the certificates representing such Common Shares to be duly issued and delivered in accordance with the Special Warrants and the terms hereof;

          (d) All Common Shares which shall be issued upon exercise of the right provided for herein or in the Special Warrants, shall be fully paid and non-assessable; and

          (e) generally it will well and truly perform and carry out all of the acts or things to be done by it as provided in this Special Warrant Indenture.

          (f) it will use reasonable efforts to ensure that all Common Shares outstanding or issuable from time to time (including without limitation the Common Shares issuable on the exercise of the Special Warrants) continue to be or are listed and posted for trading on the Toronto Stock Exchange.

          (g) it will make all requisite filings under applicable Canadian securities legislation and stock exchange rules, including (on a reasonable efforts basis) those necessary to remain a reporting issuer, not in default in each of the Qualifying Jurisdictions and those necessary to report the exercise of the right to acquire Common Shares pursuant to Special Warrants.

          (h) it will as soon as practicable file with and use its reasonable best efforts to obtain a receipt on or before the Qualification Date from each of the securities commissions in the Qualifying Jurisdictions for the Prospectus so that the resale of such Common Shares will not be subject to the prospectus requirements nor any "hold period" under applicable securities legislation in such Qualifying Jurisdictions (except that it is not required to take such steps solely to enable a resale of Common Shares from the holdings of a "control person", as defined in applicable securities laws).

          (i) it will send written notice to the Trustee and, by prepaid registered mail or courier, to each Holder of Special Warrants of the issuance of the receipts referred to in subsection 5.01(h) together with a commercial copy of the Prospectus, if any, specifying the date on which the Special Warrants expire and, in the case of the Trustee, copies of the receipts, as soon as practicable but, in any event, not later than three days after the latest date on which such a receipt is issued by any of the Securities Commissions.

          (j) if the Corporation shall not have received a receipt for the Prospectus on or before the Qualification Date, the Corporation will continue, until the Expiry Date, to use its reasonable best efforts to obtain a receipt for the Prospectus from each of the Securities Commissions.

5.02      Trustee's Remuneration and Expenses

          The Corporation covenants that it will pay to the Trustee from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its counsel and all other advisers and assistants not regularly in its employ), both before any default hereunder and thereafter until all duties of the Trustee under the trusts hereof shall be finally and fully performed, except any such expense, disbursement or advance as may arise from its negligence or bad faith.

5.03      Securities Qualification Requirements

          If, in the opinion of counsel, any prospectus or registration statement is required to be filed with, or any permission is required to be obtained from, any governmental authority in Canada or of any other jurisdiction or any other step is required under any federal or provincial law of Canada or in any other jurisdiction before any Common Shares which a Warrantholder is entitled to acquire pursuant to his Special Warrant may properly and legally be issued upon due exercise thereof, the Corporation covenants that it will take such action so required.

5.04      Negative Covenants

          (a) The Corporation covenants with the Trustee that so long as any Special Warrants remain outstanding it will give to the Trustee and to holders of Special Warrants in the manner provided in
               Section 3.05 notice of its intention to fix a record date for any event referred to in Section 4.06 in each case, such notice shall specify the particulars of such event and the record date and the effective date for such event; provided that the Corporation shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which such notice is given. Such notice shall be given in each case not less than 10 days prior to the applicable record date.

          (b) The Corporation covenants with the Trustee that it will not close its transfer books or take any action which might deprive or unduly restrict the holder of a Special Warrant of the opportunity of exercising his right of purchase pursuant thereto during the period of 10 days after the giving of the notice required by Subsection 5.04(a).

5.05      Delivery of Special Warrants

          Unless directed otherwise by the Corporation, as soon as practicable after the delivery to the Trustee of forms of Special Warrants by the Corporation and of the list of Warrantholders, whichever is later, the Trustee shall complete, certify and forward by first class insured mail to such Warrantholders, the appropriate number of Special Warrants.

5.06      Performance of Covenants by Trustee

          If the Corporation shall fail to perform any of its covenants contained in this Warrant Indenture, the Trustee may notify the Warrantholders of such failure on the part of the Corporation or may itself perform any of the said covenants capable of being performed by it, but shall be under no obligation to do so or to notify the Warrantholders. All sums expended or advanced by the Trustee in so doing shall be repayable as provided in Section
5.02. No such performance, expenditure or advance by the Trustee shall be deemed to relieve the Corporation of any default hereunder.


ARTICLE VI
ENFORCEMENT

6.01      Suits by Warrantholders

          All or any of the rights conferred upon the holder of any Special Warrant by the terms of such Special Warrant or of this Indenture, or of both, may be enforced by the holder of such Special Warrant by appropriate legal proceedings but without prejudice to the right which is hereby conferred upon the Trustee to proceed in its own name to enforce each and all of the provisions herein contained for the benefit of the holders of the Special Warrants from time to time outstanding.

6.02      Immunity of Shareholders, etc.

          The Warrantholders and the Trustee hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future shareholder, director or officer of the Corporation for the issue of Common Shares pursuant to any warranty or on any covenant, agreement, representation or warranty by the Corporation herein or in the Special Warrants contained.

6.03      Limitation of Liability

          The obligations hereunder are not personally binding upon, nor shall resort hereunder be had to, the private property of any of the directors or shareholders of the Corporation or any of the officers, employees or agents of the Corporation, but only the property of the Corporation shall be bound in respect hereof.

ARTICLE VII
MEETINGS OF WARRANTHOLDERS

7.01      Right to Convene Meetings

          The Trustee may at any time and from time to time and shall on receipt of a written request of the Corporation or of any Warrantholders' Request and upon being indemnified to its reasonable satisfaction by the Corporation or by the Warrantholders signing such Warrantholders' Request against the cost which may be incurred in connection with the calling and holding of such meeting, convene a meeting of the Warrantholders. In the event of the Trustee failing within 15 days after receipt of such written request of the Corporation or Warrantholders' Request and indemnity given as aforesaid to give notice convening a meeting, the Corporation or such Warrantholders, as the case may be, may convene such meeting. Every such meeting shall be held in the City of Edmonton, the City of Calgary, or such other place as may be approved or determined by the Trustee.

7.02      Notice

          At least 21 days' notice of any meeting shall be given to the Warrantholders in the manner provided in Section 3.05 and a copy of such notice shall be sent by post to the Trustee unless the meeting has been called by it and to the Corporation unless the meeting has been called by it. Such notice shall state the time when and the place where the meeting is to be held and shall state briefly the general nature of the business to be transacted thereat and it shall not be necessary for such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article.

7.03      Chairman

          An individual nominated in writing by the Trustee shall be chairman of the meeting and if no individual is so nominated, or if the individual so nominated is not present within 15 minutes from the time fixed for the holding of the meeting, the Warrantholders present in person or by proxy shall choose some individual present to be chairman.

7.04      Quorum

          Subject to the provisions of Section 7.12, at any meeting of Warrantholders a quorum shall consist of Warrantholders present in person or by proxy and entitled to purchase at least 25% of the aggregate number of Common Shares which could be purchased pursuant to all the then outstanding Special Warrants provided that at least two persons entitled to vote thereat are personally present. If a quorum of the Warrantholders shall not be present within one-half hour from the time fixed for holding any meeting, the meeting, if summoned by the Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is a non-business day) at the same time and place and no notice need be given. At the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened notwithstanding that they may not be entitled to purchase at least 25% of the aggregate number of Common Shares which can be purchased pursuant to all the then outstanding Special Warrants.

7.05      Power to Adjourn

          The Chairman of any meeting of which a quorum of the Warrantholders is present may with the consent of the meeting adjourn any such meeting and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

7.06      Show of Hands

          Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an extraordinary resolution shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the Chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

7.07      Poll

          On every extraordinary resolution, and on any other question submitted to a meeting and after a vote by a show of hands when demanded by the chairman or by one or more of the Warrantholders acting in person or by proxy and entitled to acquire in the aggregate at least 1% of the aggregate number of Common Shares which could be acquired pursuant to all the Warrants for the time being outstanding, a poll shall be taken in such manner as the chairman shall direct. Questions other than extraordinary resolutions shall be decided by a majority of the votes cast on the poll.

7.08      Voting

          On a show of hands every person who is present and entitled to vote, whether as a Warrantholder or as proxy for one or more absent Warrantholders or both, shall have one vote. On a poll each Warrantholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each whole Common Share which he is entitled to purchase pursuant to the Special Warrant or Special Warrants then held by him. A proxy need not be a Warrantholder.

7.09      Regulations

          The Trustee or the Corporation with the approval of the Trustee may from time to time make and from time to time vary such regulations as it shall from time to time think fit for:

          (a)  the  issue  of  instruments   appointing   proxies  to  represent
               Warrantholders at any meeting of Warrantholders;

          (b) the deposit of instruments appointing proxies at such place and time as the Trustee, the Corporation or the Warrantholders convening the meeting, as the case may be, may in the notice convening the meeting direct;

          (c) the deposit of instruments appointing proxies at some appointed place or places other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed, cabled or telegraphed before the meeting to the Corporation or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting; and

          (d)  the form of the instrument of proxy.

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be recognized at any meeting as the holders of any Special Warrants, or as entitled to vote or be present at the meeting in respect thereof, shall be persons who produce Special Warrants at the meeting.

7.10      Corporation and Trustee may be Represented

          The Corporation and the Trustee, by their respective directors, and the counsel of the Corporation and the Trustee may attend any meeting of the Warrantholders, but shall have no vote as such.

7.11      Powers Exercisable by Extraordinary Resolution

          In addition to all other powers conferred upon them by any other provisions of this Indenture or by law, the Warrantholders at a meeting shall have the following powers exercisable from time to time by extraordinary resolution:

          (a) power to agree to any modification, abrogation, alteration, compromise or arrangement of the rights of Warrantholders or the Trustee in its capacity as Trustee hereunder or on behalf of the Warrantholders against the Corporation whether such rights arise under this Special Warrant Indenture or the Warrants or otherwise;

          (b) power to direct or authorize the Trustee to enforce any of the covenants on the part of the Corporation contained in this Indenture or the Special Warrants or to enforce any of the rights of the Warrantholders in any manner specified in such extraordinary resolution or to refrain from enforcing any such covenant or right;

          (c) power to waive and direct the Trustee to waive any default on the part of the Corporation in complying with any provisions of this Indenture or the Special Warrants either unconditionally or upon any conditions specified in such extraordinary resolution;

          (d) power to restrain any Warrantholder from taking or instituting any suit, action or proceeding against the Corporation for the enforcement of any of the covenants on the part of the Corporation contained in this Indenture or the Special Warrants or to enforce any of the rights of the Warrantholders; and

          (e) power to direct any Warrantholder who, as such, has brought any suit, action or proceeding in connection with the enforcement of rights arising pursuant to this Indenture to stay or discontinue or otherwise deal with the same upon payment of the costs, charges and expenses reasonably and properly incurred by such Warrantholder in connection therewith.

7.12      Meaning of "Extraordinary Resolution"

          (a) The expression "extraordinary resolution" when used in this Indenture means, subject as hereinafter in this Section and in
               Section 7.15 and 7.16 provided, a resolution proposed at a meeting of Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article contained at which there are present in person or by proxy Warrantholders entitled to acquire at least 51% of the aggregate number of Common Shares which can be acquired pursuant to all the then outstanding Special Warrants and passed by the affirmative votes of Warrantholders entitled to acquire not less than 75% of the aggregate number of Common Shares which can be acquired pursuant to all the then outstanding Special Warrants represented at the meeting and voted on the poll upon such resolution.

          (b) If, at any such meeting called for the purpose of passing an extraordinary resolution, Warrantholders entitled to acquire 51% of the aggregate number of Common Shares which can be acquired pursuant to all the then outstanding Special Warrants are not present in person or by proxy within one-half hour after the time appointed for the meeting, then the meeting, if convened by Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case it shall stand adjourned to such day, being not less than 15 or more than 60 days later, and to such place and time as may be appointed by the chairman. Not less than 10 days' notice shall be given of the time and place of such adjourned meeting in the manner provided in Section 3.05. Such notice shall state that at the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in Subsection 7.12(a) of this Indenture notwithstanding that Warrantholders entitled to acquire 51% of the aggregate number of Common Shares which may be acquired pursuant to all the then outstanding Special Warrants are not present in person or by proxy at such adjourned meeting.

          (c) votes on an extraordinary resolution shall always be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary.

7.13      Powers Cumulative

          It is hereby declared and agreed that any one or more of the powers or any combination of the powers in this Indenture stated to be exercisable by the Warrantholders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination or powers from time to time shall not be deemed to exhaust the right of the Warrantholders to exercise such power or powers or combination of powers then or any power or powers or combination of powers thereafter from time to time.

7.14      Minutes

          Minutes of all resolutions and proceedings at every such meeting aforesaid shall be made and duly entered in books to be from time to time provided for that purpose by the Trustee at the expense of the Corporation, and any such minutes as aforesaid, if signed by the chairman of the meeting at which such resolutions were passed or proceedings had, or by the chairman of the next succeeding meeting of the Warrantholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting, in respect of the proceedings of which minutes shall have been made, shall be deemed to have been duly passed and taken.

7.15      Instruments in Writing

          All actions which may be taken and all powers that may be exercised by the Warrantholders at a meeting held as hereinbefore in this Article provided may also be taken and exercised by Warrantholders entitled to acquire 75% of the aggregate number of Common Shares which may be acquired pursuant to all the then outstanding Special Warrants by an instrument in writing signed in one or more counterparts by such Warrantholders in person or by attorney duly appointed in writing and the expression "extraordinary resolution" when used in this Indenture shall include an instrument so signed.

7.16      Binding Effect of Resolutions

          Every resolution and every extraordinary resolution passed in accordance with the provisions of this Article at a meeting of Warrantholders shall be binding upon all the Warrantholders, whether present at or absent from such meeting, and every instrument in writing signed by Warrantholders in accordance with Section 7.15 shall be binding upon all the Warrantholders, whether signatories thereto or not, and each and every Warrantholder and the Trustee (subject to the provisions for its indemnity herein contained) shall be bound to give effect accordingly to every such resolution and instrument in writing.


ARTICLE VIII
SUPPLEMENTAL INDENTURES

8.01      Provision for Supplemental Indentures for Certain Purposes

          From time to time the Corporation (when authorized by a resolution of its directors) and the Trustee may, subject to the provisions of these presents, and they shall, when so directed by these presents, execute and deliver by their proper officers, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

          (a)  setting forth adjustments in the application of the provisions of
               Article IV pursuant to section 4.06;

          (b) adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of counsel, are necessary or advisable in the premises, provided that the same are not in the opinion of the Trustee prejudicial to the interests of the Warrantholders;

          (c) giving effect to any extraordinary resolution passed as provided in Article VII;

          (d) making such provisions not inconsistent with this Special Warrant Indenture as may be necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of the Special Warrants on any stock exchange or bourse, provided that such provisions are not in the opinion of the Trustee prejudicial to the interest of the Warrantholders;

          (e) adding to or altering the provisions hereof in respect of the registration and transfer of Special Warrants, making provision for the exchange of Special Warrants, and making any modification in the form of the Special Warrants which does not affect the substance thereof;

          (f) modifying any of the provisions of this Indenture or relieving the Corporation from any of the obligations, conditions or restrictions herein contained, provided that no such modification or relief shall be or become operative or effective if in the opinion of the Trustee such modification or relief impairs any of the rights of the Warrantholders or of the Trustee, and provided that the Trustee may in its uncontrolled discretion decline to enter into any such supplemental indenture which in its opinion may not afford adequate protection to the Trustee when the same shall become operative; and

          (g) for any other purpose not inconsistent with terms of this Indenture, including the correction or rectification of any ambiguities, defective provisions, errors or omissions herein, provided that in the opinion of the Trustee the rights of the Trustee and of the Warrantholders are in no way prejudiced thereby.


ARTICLE IX
CONCERNING THE TRUSTEE

9.01      Trust Indenture Legislation

          (a) In this Article, the term "Applicable Legislation" means the provisions, if any, of the Business Corporations Act (Alberta) and any other statute of Canada or a province thereof, and of regulations under any such named or other statute, relating to trust indentures or to the right, duties and obligations of trustees and of corporations under trust indentures, to the extent that such provisions are at the time in force and applicable to this Indenture.

          (b) If and to the extent that any provisions of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

          (c) The Corporation and the Trustee agree that each will at all times in relation to this Indenture and any action to be taken hereunder observe and comply with and be entitled to the benefits of Applicable Legislation.

9.02      Rights and Duties of Trustee

          (a) In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Trustee shall exercise that degree of care, diligence and skill that a reasonable prudent trustee would exercise in comparable circumstances.

          (b) Subject only to Subsection 9.02(a), the obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Warrantholders hereunder shall be conditional upon the Warrantholders furnishing, when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and indemnity reasonably satisfactory to the Trustee to protect and hold harmless the Trustee against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

          (c) The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Warrantholders at whose instance it is acting to deposit with the Trustee the Special Warrants held by them, for which Special Warrants the Trustee shall issue receipts.

          (d) Every provision of this Indenture that by its term relieves the Trustee of liability or entitles it to rely upon any evidence submitted to it, is subject to the provisions of Applicable Legislation, of this Section and of Section 9.03.

9.03      Evidence, Experts and Advisers

          (a) In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Corporation shall furnish to the Trustee such additional evidence of compliance with any provision hereof, and in such form, as may be prescribed by Applicable Legislation or as the Trustee may reasonably require by written notice to the Corporation.

          (b) In the exercise of its rights and duties, the Trustee may, if it is acting in good faith, rely as to the truth of the statements and the accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports, certificates or other evidence furnished to the Trustee pursuant to a request of the Trustee, provided that such evidence complies with Applicable Legislation and the Trustee examines the same and determines that such evidence complies with the applicable requirements of this Indenture.

          (c)  Whenever Applicable  Legislation  requires that evidence referred to in Subsection 9.03(a) be in the form of a statutory declaration, the Trustee may accept such statutory declaration in lieu of a certificate of the Corporation required by any provision hereof. Any such statutory declaration may be made by one or more of the chairman or vice-chairman of the board, president, executive vice-presidents, vice-presidents, secretary, treasurer, assistant secretary or assistant treasurer of the Corporation.

          (d) Proof of the execution of an instrument in writing, including a Warrantholders' Request, by any Warrantholder may be made by the certificate of a notary public, or other officer with similar powers, that the person signing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution or in any other manner which the Trustee may consider adequate.

          (e) The Trustee may employ or retain such counsel, accountants, engineers, appraisers or other experts or advisers as it may reasonably require for the purpose of discharging its duties hereunder and may pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any counsel, and shall not be responsible for any misconduct on the part of any of them.

9.04      Documents, Moneys, etc., Held by Trustee

          Any securities, documents of title or other instruments that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults of the Trustee or of any Canadian chartered bank or deposited for safekeeping with any such bank. Unless herein otherwise expressly provided, any moneys so held pending the application or withdrawal thereof under any provisions of this Indenture, may be deposited in the name of the Trustee in any Canadian chartered bank at the rate of interest (if any) then current on similar deposits or, with the consent of the Corporation, may be (i) deposited in the deposit department of the Trustee or any other loan or trust company authorized to accept deposits under the laws of Canada or a province thereof, or (ii) invested in securities issued or guaranteed by the Government of Canada or a province thereof or in obligations, maturing not more than one year from the date of investment, of any Canadian chartered bank or loan or trust company. Unless the Corporation shall be in default hereunder, all interest or other income received by the Trustee in respect of such deposits and investments shall belong to the Corporation.

9.05      Action by Trustee to Protect Interests

          The Trustee shall have power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interest and the interests of the holders of Special Warrants.

9.06      Trustee not Required to Give Security

          The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of the premises.

9.07      Protection of Trustee

          By way of supplement to the provisions of any law for the time being related to trustees, it is expressly declared and agreed as follows:

          (a) The Trustee shall not be liable for or by reason of any statements of fact or recitals in this Indenture or in the Special Warrants (except the representation contained in Section
               9.10 or in the certificate of the Trustee on the Special Warrants) or required to verify the same, but all such statements or recitals are and shall be deemed to be made by the Corporation.

          (b) Nothing herein contained shall impose any obligation on the Trustee to see to or require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto.

          (c) The Trustee shall not be bound to give notice to any person or persons of the execution hereof.

          (d) The Trustee shall not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Corporation of any of the covenants herein contained or of any acts of the agents or servants of the Corporation.

9.08      Replacement of Trustee by Warrantholders

          The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder by giving to the Corporation not less than 90 days' notice in writing or such shorter notice as the Corporation may accept as sufficient. The Warrantholders by extraordinary resolution shall have power at any time to remove the Trustee to appoint a new trustee. In the event of the Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation shall forthwith appoint a new trustee unless a new trustee has already been appointed by the Warrantholders; failing such appointment by the Corporation the retiring Trustee or any Warrantholder may apply to a Justice of the Court of Queen's Bench of Alberta, on such notice as such justice may direct, for the appointment of a new trustee; but any new trustee so appointed by the Corporation or by the Court shall be subject to removal as aforesaid by the Warrantholders. Any new trustee appointed under any provision of this Section shall be a corporation authorized to carry on the business of a trust company in the Province of Alberta. On any such appointment the new trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee without any further assurance, conveyance, act or deed; but there shall be immediately executed, at the expense of the Corporation, all such conveyances or other instruments as may, in the opinion of counsel, be necessary or advisable for the purpose of assuring the same to the new trustee.

9.09      Replacement of Trustee by Corporation

          The Corporation may, upon giving notice to the Trustee of not less than 90 days' notice in writing, discharge the Trustee from all further duties and liabilities hereunder. The Corporation shall, within a reasonable period of time from such discharge, appoint a new trustee and failing such appointment a Warrantholder may apply to a Justice of the Court of Queen's Bench of Alberta, on such notice as the Justice may direct, for the appointment of a new trustee; but a new trustee so appointed by the Corporation or the Court shall be subject to removal by the Warrantholders in the manner described in Section 9.08. Any new trustee appointed under the provisions of this Section shall be a corporation authorized to carry on the business of a trust company in the Province of Alberta. On any such appointment the new trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee without any further assurance, conveyance, act or deed; but there shall be immediately executed, at the expense of the Corporation, all such conveyance or other instruments as may in the opinion of counsel be necessary or advisable for the purpose of assuring the same to the new trustee.

9.10      Conflict of Interest

          (a) The Trustee represents to the Corporation that at the time of the execution and delivery hereof no material conflict of interest exists in the Trustee's role as a fiduciary hereunder and agrees that in the event of a material conflict of interest arising hereafter it will, within 90 days after ascertaining that it has such material conflict of interest, either eliminate the same or resign its trust hereunder.

          (b) Subject to subsection 9.10(a) the Trustee, in its personal or any other capacity, may buy, lend upon and deal in securities of the Corporation and generally may contract any enter into financial transactions with the Corporation or any Subsidiary of the Corporation without being liable to account for any profit made thereby.

9.11      Acceptance of Trust

          The Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth.

9.12      Indemnity to the Trustee

          Except for its act of gross negligence or wilful misconduct, the Trustee shall not be liable for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law and the Company agrees to indemnify and save harmless the Trustee from and against all claims, demands, action, suits or other proceedings by whomsoever made, prosecuted or brought and from all losses, costs, damages and expenses in any manner based upon, occasioned by or attributable to any act of the Trustee in the execution of its duties hereunder. It is understood and agreed that this indemnification shall survive the termination of this indenture.

9.13      Trustee not required to give notice of default

          The Trustee shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall have been required so to do under the terms hereof; nor shall the Trustee be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice shall distinctly specify the default desired to be brought to the attention of the Trustee and in the absence of any such notice the Trustee may for all purposes of this Indenture conclusively assume that no default has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein. Any such notice shall in no way limit any discretion herein given to the Trustee to determine whether or not the Trustee shall take action with respect to any default.


ARTICLE X
NOTICE

10.01     Notice to the Corporation and the Trustee

          (a) Unless herein otherwise expressly provided, any notice to be given hereunder to the Corporation or the Trustee shall be deemed to be validly given if delivered or if sent by registered letter, postage prepaid:

               To the Corporation:      Brocker Technology Group Ltd.
                                        1103 Toronto Dominion Tower
                                        10088 - 102 Avenue
                                        Edmonton, Alberta   T5J 2Z1
                                        ATTENTION:    CORPORATE SECRETARY

               To the Trustee:          Montreal Trust Company of Canada
                                        710, 530 - 8th Avenue S.W.
                                        Calgary, Alberta
                                        ATTENTION:    MANAGER
                                                      CORPORATE TRUST DEPARTMENT
          and any such notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery or, if mailed, on the second business day following the date of the postmark on such notice.

          (b) The Corporation or the Trustee, as the case may be, may from time to time notify the other in the manner provided in Subsection 11.01(a) of a change of address which, from the effective date of such notice and until changed by like notice, shall be the address of the Corporation or the Trustee, as the case may be, for all purposes of this Indenture.

          (c) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Trustee or to the Corporation hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered to an officer of the party to which it is addressed or if it is delivered to such party at the appropriate address provided in Subsection 11.01(a) by cable, telegram, telex or other means of prepaid, transmitted, recorded communication.

10.02     Time of the Essence

          Time shall be of the essence of this Special Warrant Indenture.

10.03     Counterparts and Formal Date

          This Indenture may be simultaneously executed in several counterparts, each of which so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear date as of January 21, 2000

          The Corporation and the Trustee have caused these presents to be executed by affixing their respective corporate seals, where required, attested by the signatures of their proper officers in that behalf.

                                      BROCKER TECHNOLOGY GROUP LTD.


                                      Per:  ____________________________________
                                            (Corporate Seal)

                                      MONTREAL TRUST COMPANY OF CANADA


                                      Per:  ____________________________________


                                      Per:  ____________________________________
                                            (Corporate Seal)